                                                                    EXHIBIT 99.1

                          N E W S    R E L E A S E

(KING PHARMACEUTICALS LOGO)
--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE


            KING PHARMACEUTICALS COMPLETES REVIEW OF RETURNS RESERVE

BRISTOL, TENNESSEE, February 22, 2005 - King Pharmaceuticals, Inc. (NYSE:KG) reported today that it has completed its previously announced review of its reserve for product returns. King has concluded that it will not restate its financial results for periods prior to 2002.

As previously announced on December 8, 2004, the Company will restate its previously reported financial results for 2002, 2003 and the first six months of 2004 due to methodological flaws concerning the timing of expense recognition for product returns. Specifically, King determined that its methodology for reserving for product returns from the first quarter of 2000 through the second quarter of 2004 contained errors, with the result that estimated product returns were or would have been recorded in later periods than required under Generally Accepted Accounting Principles. The errors in King's reserve for product returns resulted from policies adopted in good faith and after discussion with King's independent auditors, and are unrelated to the ongoing investigations of King by the U.S. Securities and Exchange Commission ("SEC") and the Office of the Inspector General of the Department of Health and Human Services.

Restated financial data for 2002 and 2003, including interim periods in 2003, and the first two quarters of 2004 and other related financial data are provided below. King plans to file with the SEC on or before March 16, 2005 its Annual Report on Form 10-K for the year ended December 31, 2004 together with its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004. The primary effect of the restatement is to shift to periods prior to 2004 the recognition of product returns and other immaterial expense items that were, or would have been, recognized during the first three quarters of 2004.

The restatement will increase King's previously reported net sales for the first six months of 2004 by approximately $1.3 million, and preliminary net income for the first six months of 2004 by approximately $7.6 million, or $0.03 per share. The restatement will also decrease previously reported net sales, net income, and earnings per share in 2003 by approximately $16.5 million, $13.9 million, and $0.06, respectively; decrease previously reported net sales and net income in 2002 by approximately $0.5 million and $0.1 million, respectively, and have no effect on earnings per share; and result in approximately a $23.7 million charge to retained earnings as of January 1, 2002. The charge to retained earnings includes a $13.4 million adjustment relating to immaterial Medicaid errors that arose between 1998 and 2001 that were previously recorded in 2002 as a reduction of revenues and net income. The effect of errors that arose in periods prior to 2002 is not material.

As a result of the restatement of prior periods, King's previously announced preliminary net sales, net income, and earnings per share for the third quarter of 2004 increased by approximately $53.0 million, $28.9 million, and $0.12, respectively. However, events that have


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

arisen subsequent to the release of King's preliminary results for the third quarter of 2004 will result in additional net charges in the third quarter of 2004. More specifically, subsequent events affecting the third quarter of 2004 are expected to primarily include (i) an unanticipated product return discussed below, (ii) an impairment of intangible assets and write-off of excess purchase commitments associated with Lorabid(R) (loracarbef), and, as previously disclosed, (iii) an impairment of intangible assets associated with Tapazole(R) (methimazole tablets, USP) and Procanbid(R) (procainamide hydrochloride extended-release tablets). The Company currently believes that the increases in its preliminary results for the third quarter of 2004 arising from the restatement of prior periods for product returns will be substantially offset by the net charges resulting from these subsequent events. Additional subsequent events affecting the third quarter of 2004 may arise between now and the date the Company files its financial statements for the third quarter.

In early January 2005, a major wholesale customer informed King that the customer had incorrectly omitted information it was contractually obligated to provide to King under the Company's inventory management agreements. The omitted information regarded inventory the customer was likely to return. As a result, King received an unanticipated product return which is a subsequent event affecting the Company's previously announced preliminary results for the third quarter of 2004. With the exception of this unanticipated return, King's level of product returns since the conclusion of the third quarter of 2004 has remained within the Company's expected rate.

During the fourth quarter of 2004 the Company began working to amend its inventory management agreements with its key wholesale customers with the objective of further reducing their inventory of King's products. As a result, the average wholesale inventory level of King's key products was reduced during the fourth quarter of 2004. King anticipates that it should achieve an average wholesale inventory level for its key products that is no higher than approximately 1.5 months of end-user demand by March 31, 2005. Accordingly, the Company anticipates that wholesale channel inventory reductions of King's products should be substantially complete by the end of the first quarter of 2005.

As a result of Section 404 of the Sarbanes-Oxley Act of 2002 and the rules issued thereunder, the Company will be required to include in its Annual Report on Form 10-K for the year ended December 31, 2004 a report on management's assessment of the effectiveness of the Company's internal control over financial reporting. The Company's independent auditor will also be required to attest to and report on management's assessment. Current auditing standards provide that a restatement is a strong indicator of a material weakness in the Company's internal control over financial reporting. Considering this guidance, the Company has evaluated these methodological errors and has concluded that the restatement resulted from a material weakness in the Company's internal control, which the Company believes it has since remediated. In the course of its ongoing evaluation, the Company has also identified certain deficiencies which King is currently addressing. The Company may identify additional deficiencies in the course of completing its Section 404 testing and evaluation. Management will consider all of these matters when assessing the effectiveness of the Company's internal control over financial reporting as of December 31, 2004.



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

The Company believes that it has taken remedial steps to address the material weakness identified above, including the adoption by the Company of revised methodologies for estimating its product returns. The Company cannot assure that the steps it has taken or is taking to address the material weakness and other identified deficiencies will be adequate, that the other identified deficiencies will not ultimately result in material weaknesses, that additional material weaknesses or control deficiencies will not be identified, and/or that management will be able to conclude on the basis of its evaluation that its internal control over financial reporting was effective as of December 31, 2004. Moreover, the Company cannot assure that management will complete its assessment of internal control over financial reporting in a timely fashion.

As previously reported, Mylan Laboratories Inc. and King are parties to a merger agreement pursuant to which Mylan agreed to acquire King in a stock-for-stock merger transaction. Pursuant to its terms, either King or Mylan may terminate the merger agreement at any time on or after March 1, 2005. The King board of directors has not yet determined whether to proceed with a transaction with Mylan on or after March 1, 2005 and, if so, on what terms. The King board expects to evaluate its options in connection with the merger agreement, and in that context will give appropriate consideration to any proposals it may receive from Mylan. King intends to make a definitive decision regarding the outcome of the merger with Mylan as promptly as practicable, but there can be no assurance as to whether a decision will be reached by February 28. King does not intend to make any further comment regarding Mylan until a definitive decision regarding the merger is reached.

ABOUT KING PHARMACEUTICALS

King, headquartered in Bristol, Tennessee, is a vertically integrated branded pharmaceutical company. King, an S&P 500 Index company, seeks to capitalize on opportunities in the pharmaceutical industry through the development, including through in-licensing arrangements and acquisitions, of novel branded prescription pharmaceutical products in attractive markets and the strategic acquisition of branded products that can benefit from focused promotion and marketing and product life-cycle management.

ABOUT FORWARD-LOOKING STATEMENTS

This release contains forward-looking statements which reflect management's current views of future events and operations, including, but not limited to, statements pertaining to the anticipated filing date of King's Annual Report on Form 10-K for the year ended December 31, 2004 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004; statements pertaining to the effect of subsequent events on King's preliminary financial results for the third quarter ended September 30, 2004; statements pertaining to the reduction in wholesale inventory levels of its products; statements pertaining to the Company's ongoing review relating to Section 404 of the Sarbanes-Oxley Act of 2002; and statements pertaining to Mylan. These forward-looking statements involve certain significant risks and uncertainties, and actual results may differ materially from the forward-looking statements. Some important factors which may cause actual results to differ materially from the forward-looking statements include: dependence on the Company's ability to file the Company's Form 10-K for the year ended December 31, 2004 and Form 10-Q for the quarter ended September 30, 2004 as planned; dependence on King's identification of events arising subsequent to the release of preliminary financial results for the third quarter of 2004 and the effect of such events; dependence on the


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

actual level of wholesale inventories of King's products on March 31, 2005; and dependence on the Company's timely completion and the outcome of its review pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. Other important factors that may cause actual results to differ materially from the forward-looking statements are discussed in the "Risk Factors" section and other sections of King's Form 10-K for the year ended December 31, 2003 and Form 10-Q for the second quarter ended June 30, 2004 which are on file with the SEC. King does not undertake to publicly update or revise any of its forward-looking statements even if experience or future changes show that the indicated results or events will not be realized.

                                      # # #


                                    Contact:

   James E. Green, Executive Vice President, Corporate Affairs - 423-989-8125




























                                EXECUTIVE OFFICES
        KING PHARMACEUTICALS - 501 FIFTH STREET, BRISTOL, TENNESSEE 37620





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
                           KING PHARMACEUTICALS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                       TWELVE MONTHS ENDING       TWELVE MONTHS ENDING       SIX MONTHS ENDING
                                                        DECEMBER 31, 2002           DECEMBER 31, 2003           JUNE 30, 2004
                                                   ---------------------------  -------------------------- -----------------------
                                                   AS ORIGINALLY       AS       AS ORIGINALLY      AS      AS ORIGINALLY    AS
                                                      REPORTED      RESTATED      REPORTED      RESTATED      REPORTED    RESTATED
                                                   -------------   -----------  -------------  ----------- ------------- ---------
Revenues:
       Net Sales                                     $ 1,030,119   $ 1,029,649   $ 1,440,888   $ 1,424,424   $ 527,909   $ 529,186
       Royalty revenue                                    58,375        58,375        68,365        68,365      37,875      37,875
                                                     -----------   -----------   -----------   -----------   ---------   ---------
            Total revenues                             1,088,494     1,088,024     1,509,253     1,492,789     565,784     567,061
                                                     -----------   -----------   -----------   -----------   ---------   ---------
Operating costs and expenses:
       Cost of revenues, exclusive of depreciation,
          amortization and impairments shown below       291,098       291,257       381,794       385,841     173,125     168,665
                                                     -----------   -----------   -----------   -----------   ---------   ---------
       Selling, general and administrative,
          exclusive of co-promotion fees                 174,666       174,236       293,834       292,084     190,727     191,727
       Co-promotion fees                                 186,657       183,172       193,350       198,498      48,327      42,946
                                                     -----------   -----------   -----------   -----------   ---------   ---------
            Total selling, general and
               administrative expense                    361,323       357,408       487,184       490,582     239,054     234,673
                                                     -----------   -----------   -----------   -----------   ---------   ---------
       Research and development                           28,184        28,184        44,078        44,078      33,501      33,501
       Research and development-in process
          upon acquisition                                12,000        12,000       194,000       194,000          --          --
                                                     -----------   -----------   -----------   -----------   ---------   ---------
            Total research and development                40,184        40,184       238,078       238,078      33,501      33,501
                                                     -----------   -----------   -----------   -----------   ---------   ---------
       Depreciation and amortization                      51,377        51,377       113,745       113,745      77,784      77,784
       Intangible asset impairment                        66,844        66,844       124,616       124,616      34,936      34,936
       Medicaid related charge                                --            --            --            --      65,000      65,000
       Merger, restructuring and other
         nonrecurring charges                              5,911         5,911            --            --       6,153       6,153
       Merger relating to Mylan                               --            --            --            --       3,126       3,126
       Gain on sale of products                               --            --       (12,025)      (12,025)     (4,279)     (4,279)
                                                     -----------   -----------   -----------   -----------   ---------   ---------
           Total operating costs and expenses            816,737       812,981     1,333,392     1,340,837     628,400     619,559
                                                     -----------   -----------   -----------   -----------   ---------   ---------
       Operating income (loss)                           271,757       275,043       175,861       151,952     (62,616)    (52,498)
                                                     -----------   -----------   -----------   -----------   ---------   ---------
Other income (expense):
       Interest income                                    22,395        22,395         6,849         6,849       2,135       2,135
       Interest expense                                  (12,419)      (12,419)      (13,396)      (13,396)     (6,371)     (6,371)
       Valuation (charge) benefit - convertible
          notes receivable                               (35,629)      (35,629)       18,151        18,551      (2,487)     (2,887)
       Other, net                                           (884)         (884)         (629)         (629)        465         465
                                                     -----------   -----------   -----------   -----------   ---------   ---------
            Total other (expense) income                 (26,537)      (26,537)       10,975        11,375      (6,258)     (6,658)
                                                     -----------   -----------   -----------   -----------   ---------   ---------
Income (loss) from continuing operations
   before income taxes                                   245,220       248,506       186,836       163,327     (68,874)    (59,156)
Income tax expense (benefit)                              76,774        78,033        74,889        65,884        (896)      2,825
                                                     -----------   -----------   -----------   -----------   ---------   ---------
Income (loss) from continuing operations                 168,446       170,473       111,947        97,443     (67,978)    (61,981)
                                                     -----------   -----------   -----------   -----------   ---------   ---------
Discontinued operations:
       Income (loss) from discontinued operations,
          including expected loss on disposal             22,443        18,965        (9,747)       (8,771)   (167,910)   (165,314)
       Income tax expense (benefit)                        8,369         7,037        (3,656)       (3,282)    (61,289)    (60,295)
                                                     -----------   -----------   -----------   -----------   ---------   ---------
            Total income (loss) from discontinued
               operations                                 14,074        11,928        (6,091)       (5,489)   (106,621)   (105,019)
                                                     -----------   -----------   -----------   -----------   ---------   ---------
Net income (loss)                                    $   182,520   $   182,401   $   105,856   $    91,954   $(174,599)  $(167,000)
                                                     ===========   ===========   ===========   ===========   =========   =========

            Basic income (loss) per common share     $      0.75   $      0.75   $      0.44   $      0.38   $   (0.72)  $   (0.69)
                                                     ===========   ===========   ===========   ===========   =========   =========

            Diluted income (loss) per common share   $      0.74   $      0.74   $      0.44   $      0.38   $   (0.72)  $   (0.69)
                                                     ===========   ===========   ===========   ===========   =========   =========

            Shares used in basic income (loss)
               per share                                 244,376       244,376       240,989       240,989     241,341     241,341
            Shares used in diluted income (loss)
               per share                                 245,699       245,699       241,527       241,527     241,341     241,341

                           KING PHARMACEUTICALS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                              THREE MONTHS ENDING         THREE MONTHS ENDING
                                                                                 MARCH 31, 2003              JUNE 30, 2003
                                                                            -------------------------   -------------------------
                                                                            AS ORIGINALLY      AS       AS ORIGINALLY      AS
                                                                              REPORTED       RESTATED     REPORTED       RESTATED
                                                                            -------------   ---------   -------------   ---------
Revenues:
       Net Sales                                                              $ 322,997     $ 328,165     $ 350,839     $ 342,226
       Royalty revenue                                                           15,424        15,424        16,176        16,176
                                                                              ---------     ---------     ---------     ---------
            Total revenues                                                      338,421       343,589       367,015       358,402
                                                                              ---------     ---------     ---------     ---------
Operating costs and expenses:
       Cost of revenues, exclusive of depreciation, amortization and
          impairments shown below                                                79,441        79,567        91,644        91,486
                                                                              ---------     ---------     ---------     ---------
       Selling, general and administrative, exclusive of co-promotion fees       44,115        44,115        72,949        72,449
       Co-promotion fees                                                         61,700        63,702        55,241        53,479
                                                                              ---------     ---------     ---------     ---------
            Total selling, general and administrative expense                   105,815       107,817       128,190       125,928
                                                                              ---------     ---------     ---------     ---------
       Research and development                                                   9,636         9,636        11,093        11,093
       Research and development-in process upon acquisition                      18,000        18,000       175,000       175,000
                                                                              ---------     ---------     ---------     ---------
            Total research and development                                       27,636        27,636       186,093       186,093
                                                                              ---------     ---------     ---------     ---------
       Depreciation and amortization                                             17,637        17,637        20,637        20,637
       Intangible asset impairment                                              110,970       110,970            --            --
       Gain on sale of products                                                      --            --            --            --
                                                                              ---------     ---------     ---------     ---------
            Total operating costs and expenses                                  341,499       343,627       426,564       424,144
                                                                              ---------     ---------     ---------     ---------
       Operating (loss) income                                                   (3,078)          (38)      (59,549)      (65,742)
                                                                              ---------     ---------     ---------     ---------
Other income (expense):
       Interest income                                                            2,494         2,494         2,199         2,199
       Interest expense                                                          (3,034)       (3,034)       (3,435)       (3,435)
       Valuation benefit (charge) - convertible notes receivable                  7,967         7,967         7,647         7,647
       Other, net                                                                   (83)          (83)          (15)          (15)
                                                                              ---------     ---------     ---------     ---------
            Total other income (expense)                                          7,344         7,344         6,396         6,396
                                                                              ---------     ---------     ---------     ---------
Income (loss) from continuing operations before income taxes                      4,266         7,306       (53,153)      (59,346)
Income tax expense (benefit)                                                      8,676         9,840       (16,653)      (19,026)
                                                                              ---------     ---------     ---------     ---------
(Loss) income from continuing operations                                         (4,410)       (2,534)      (36,500)      (40,320)
                                                                              ---------     ---------     ---------     ---------
Discontinued operations:
       (Loss) income from discontinued operations, including
          expected loss on disposal                                              (4,382)       (3,638)        2,338         2,286
       Income tax (benefit) expense                                              (1,599)       (1,314)          853           833
                                                                              ---------     ---------     ---------     ---------
            Total (loss) income from discontinued operations                     (2,783)       (2,324)        1,485         1,453
                                                                              ---------     ---------     ---------     ---------
Net (loss) income                                                             $  (7,193)    $  (4,858)    $ (35,015)    $ (38,867)
                                                                              =========     =========     =========     =========

            Basic (loss) income per common share                              $   (0.03)    $   (0.02)    $   (0.15)    $   (0.16)
                                                                              =========     =========     =========     =========

            Diluted (loss) income per common share                            $   (0.03)    $   (0.02)    $   (0.15)    $   (0.16)
                                                                              =========     =========     =========     =========

            Shares used in basic (loss) income per share                        240,777       240,777       240,954       240,954
            Shares used in diluted (loss) income per share                      240,777       240,777       240,954       240,954




                                                                                THREE MONTHS ENDING       THREE MONTHS ENDING
                                                                                SEPTEMBER 30, 2003          DECEMBER 31, 2003
                                                                            -------------------------   -------------------------
                                                                            AS ORIGINALLY      AS       AS ORIGINALLY       AS
                                                                               REPORTED      RESTATED     REPORTED       RESTATED
                                                                            -------------   ---------   -------------   ---------
Revenues:
       Net Sales                                                              $ 406,862     $ 408,538     $ 360,190     $ 345,495
       Royalty revenue                                                           16,275        16,275        20,490        20,490
                                                                              ---------     ---------     ---------     ---------
            Total revenues                                                      423,137       424,813       380,680       365,985
                                                                              ---------     ---------     ---------     ---------
Operating costs and expenses:
       Cost of revenues, exclusive of depreciation, amortization and
          impairments shown below                                                89,845        89,990       120,865       124,799
                                                                              ---------     ---------     ---------     ---------
       Selling, general and administrative, exclusive of co-promotion fees       87,082        86,832        89,687        88,687
       Co-promotion fees                                                         46,109        46,741        30,301        34,577
                                                                              ---------     ---------     ---------     ---------
            Total selling, general and administrative expense                   133,191       133,573       119,988       123,264
                                                                              ---------     ---------     ---------     ---------
       Research and development                                                   8,758         8,758        14,591        14,591
       Research and development-in process upon acquisition                          --            --         1,000         1,000
                                                                              ---------     ---------     ---------     ---------
            Total research and development                                        8,758         8,758        15,591        15,591
                                                                              ---------     ---------     ---------     ---------
       Depreciation and amortization                                             36,926        36,926        38,544        38,544
       Intangible asset impairment                                                   --            --        13,646        13,646
       Gain on sale of products                                                 (10,312)      (10,312)       (1,713)       (1,713)
                                                                              ---------     ---------     ---------     ---------
            Total operating costs and expenses                                  258,408       258,935       306,921       314,131
                                                                              ---------     ---------     ---------     ---------
       Operating (loss) income                                                  164,729       165,878        73,759        51,854
                                                                              ---------     ---------     ---------     ---------
Other income (expense):
       Interest income                                                            1,037         1,037         1,120         1,120
       Interest expense                                                          (3,669)       (3,669)       (3,259)       (3,259)
       Valuation benefit (charge) - convertible notes receivable                  9,338         9,338        (6,801)       (6,401)
       Other, net                                                                   (36)          (36)         (495)         (495)
                                                                              ---------     ---------     ---------     ---------
            Total other income (expense)                                          6,670         6,670        (9,435)       (9,035)
                                                                              ---------     ---------     ---------     ---------
Income (loss) from continuing operations before income taxes                    171,399       172,548        64,324        42,819
Income tax expense (benefit)                                                     62,630        63,070        20,235        11,999
                                                                              ---------     ---------     ---------     ---------
(Loss) income from continuing operations                                        108,769       109,478        44,089        30,820
                                                                              ---------     ---------     ---------     ---------
Discontinued operations:
       (Loss) income from discontinued operations, including
          expected loss on disposal                                              (4,323)       (5,021)       (3,381)       (2,399)
       Income tax (benefit) expense                                              (1,641)       (1,908)       (1,269)         (893)
                                                                              ---------     ---------     ---------     ---------
            Total (loss) income from discontinued operations                     (2,682)       (3,113)       (2,112)       (1,506)
                                                                              ---------     ---------     ---------     ---------
Net (loss) income                                                             $ 106,087     $ 106,365     $  41,977     $  29,314
                                                                              =========     =========     =========     =========

            Basic (loss) income per common share                              $    0.44     $    0.44     $    0.17     $    0.12
                                                                              =========     =========     =========     =========

            Diluted (loss) income per common share                            $    0.44     $    0.44     $    0.17     $    0.12
                                                                              =========     =========     =========     =========

            Shares used in basic (loss) income per share                        241,066       241,066       241,154       241,154
            Shares used in diluted (loss) income per share                      241,583       241,583       241,608       241,608


            Quarterly amounts may not total to the annual amounts due to the effect of rounding on a quarterly basis.

                           KING PHARMACEUTICALS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                               THREE MONTHS ENDING        THREE MONTHS ENDING
                                                                                  MARCH 31, 2004              JUNE 30, 2004
                                                                            -------------------------   -------------------------
                                                                            AS ORIGINALLY      AS       AS ORIGINALLY     AS
                                                                              REPORTED       RESTATED      REPORTED     RESTATED
                                                                            -------------   ---------   -------------   ---------
Revenues:
       Net Sales                                                              $ 273,887     $ 274,693     $ 254,021     $ 254,492
       Royalty revenue                                                           16,757        16,757        21,119        21,119
                                                                              ---------     ---------     ---------     ---------
             Total revenues                                                     290,644       291,450       275,140       275,611
                                                                              ---------     ---------     ---------     ---------
Operating costs and expenses:
       Cost of revenues, exclusive of depreciation, amortization
          and impairments shown below                                            87,714        83,541        85,411        85,124
                                                                              ---------     ---------     ---------     ---------
       Selling, general and administrative, exclusive of co-promotion fees       86,602        87,602       104,125       104,125
       Co-promotion fees                                                         27,504        23,544        20,823        19,402
                                                                              ---------     ---------     ---------     ---------
             Total selling, general and administrative expense                  114,106       111,146       124,948       123,527
                                                                              ---------     ---------     ---------     ---------
       Research and development                                                  16,023        16,023        17,478        17,478
       Depreciation and amortization                                             39,318        39,318        38,466        38,466
       Intangible asset impairment                                               34,936        34,936            --            --
       Medicaid related charge                                                       --            --        65,000        65,000
       Restructuring charges                                                         --            --         6,153         6,153
       Merger related costs                                                          --            --         3,126         3,126
       Gain on sale of products                                                    (858)         (858)       (3,421)       (3,421)
                                                                              ---------     ---------     ---------     ---------
             Total operating costs and expenses                                 291,239       284,106       337,161       335,453
                                                                              ---------     ---------     ---------     ---------
       Operating (loss) income                                                     (595)        7,344       (62,021)      (59,842)
                                                                              ---------     ---------     ---------     ---------
Other income (expense):
       Interest income                                                            1,054         1,054         1,081         1,081
       Interest expense                                                          (3,105)       (3,105)       (3,266)       (3,266)
       Valuation charge - convertible notes receivable                              (49)         (449)       (2,438)       (2,438)
       Other, net                                                                  (703)         (703)        1,168         1,168
                                                                              ---------     ---------     ---------     ---------
             Total other expense                                                 (2,803)       (3,203)       (3,455)       (3,455)
                                                                              ---------     ---------     ---------     ---------
(Loss) income from continuing operations before income taxes                     (3,398)        4,141       (65,476)      (63,297)
Income tax (benefit) expense                                                     (1,048)        1,839           152           986
                                                                              ---------     ---------     ---------     ---------
(Loss) income from continuing operations                                         (2,350)        2,302       (65,628)      (64,283)
                                                                              ---------     ---------     ---------     ---------
Discontinued operations:
       (Loss) income from discontinued operations, including
           expected loss on disposal                                           (171,242)     (167,462)        3,332         2,148
       Income tax (benefit) expense                                             (62,532)      (61,084)        1,243           789
                                                                              ---------     ---------     ---------     ---------
             Total (loss) income from discontinued operations                  (108,710)     (106,378)        2,089         1,359
                                                                              ---------     ---------     ---------     ---------
Net loss                                                                      $(111,060)    $(104,076)    $ (63,539)    $ (62,924)
                                                                              =========     =========     =========     =========

             Basic loss per common share                                      $   (0.46)    $   (0.43)    $   (0.26)    $   (0.26)
                                                                              =========     =========     =========     =========

             Diluted loss per common share                                    $   (0.46)    $   (0.43)    $   (0.26)    $   (0.26)
                                                                              =========     =========     =========     =========

             Shares used in basic loss per share                                241,300       241,300       241,383       241,383
             Shares used in diluted loss per share                              241,300       241,300       241,383       241,383


             Quarterly amounts may not total to the annual amounts due to the effect of rounding on a quarterly basis.

                           KING PHARMACEUTICALS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                       EXCLUDING SPECIAL ITEMS - NON GAAP
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                             TWELVE MONTHS ENDING             TWELVE MONTHS ENDING            SIX MONTHS ENDING
                                               DECEMBER 31, 2002                DECEMBER 31, 2003               JUNE 30, 2004
                                           ----------------------------    ----------------------------    ------------------------
                                           AS ORIGINALLY        AS         AS ORIGINALLY       AS          AS ORIGINALLY     AS
                                             REPORTED         RESTATED       REPORTED        RESTATED        REPORTED      RESTATED
                                           -------------    -----------    -------------    -----------    ------------   ---------
Revenues:
       Net Sales                            $ 1,030,119     $ 1,029,649     $ 1,440,888     $ 1,424,424     $ 527,909     $ 529,186
       Royalty revenue                           58,375          58,375          68,365          68,365        37,875        37,875
                                            -----------     -----------     -----------     -----------     ---------     ---------
            Total revenues                    1,088,494       1,088,024       1,509,253       1,492,789       565,784       567,061
                                            -----------     -----------     -----------     -----------     ---------     ---------
Operating costs and expenses:
       Cost of revenues, exclusive of
          depreciation, amortization and
          impairments shown below               223,036         223,195         345,376         345,423       164,363       163,903
                                            -----------     -----------     -----------     -----------     ---------     ---------
       Selling, general and administrative,
          exclusive of co-promotion fees        174,666         174,236         264,917         263,167       180,042       181,042
       Co-promotion fees                        186,657         183,172         193,350         198,498        48,327        42,946
                                            -----------     -----------     -----------     -----------     ---------     ---------
            Total selling, general and
               administrative expense           361,323         357,408         458,267         461,665       228,369       223,988
                                            -----------     -----------     -----------     -----------     ---------     ---------
       Research and development                  28,184          28,184          44,078          44,078        33,501        33,501
       Depreciation and amortization             51,377          51,377         113,745         113,745        77,784        77,784
                                            -----------     -----------     -----------     -----------     ---------     ---------
            Total operating costs and
               expenses                         663,920         660,164         961,466         964,911       504,017       499,176
                                            -----------     -----------     -----------     -----------     ---------     ---------
       Operating income                         424,574         427,860         547,787         527,878        61,767        67,885
                                            -----------     -----------     -----------     -----------     ---------     ---------
Other income (expense):
       Interest income                           22,395          22,395           6,849           6,849         2,135         2,135
       Interest expense                         (12,419)        (12,419)        (13,396)        (13,396)       (6,371)       (6,371)
       Other (loss) income, net                    (884)           (884)           (629)           (629)          465           465
                                            -----------     -----------     -----------     -----------     ---------     ---------
            Total other income (expense)          9,092           9,092          (7,176)         (7,176)       (3,771)       (3,771)
                                            -----------     -----------     -----------     -----------     ---------     ---------
Income before income taxes                      433,666         436,952         540,611         520,702        57,996        64,114
Income tax expense                              146,720         147,979         195,224         187,598        20,589        22,931
                                            -----------     -----------     -----------     -----------     ---------     ---------
Net income                                  $   286,946     $   288,973     $   345,387     $   333,104     $  37,407     $  41,183
                                            ===========     ===========     ===========     ===========     =========     =========

            Basic income per common share   $      1.17     $      1.18     $      1.43     $      1.38     $    0.15     $    0.17
                                            ===========     ===========     ===========     ===========     =========     =========

            Diluted income per common share $      1.17     $      1.18     $      1.43     $      1.38     $    0.15     $    0.17
                                            ===========     ===========     ===========     ===========     =========     =========


            Shares used in basic income
               per share                        244,376         244,376         240,989         240,989       241,341       241,341
            Shares used in diluted income
               per share                        245,699         245,699         241,527         241,527       241,754       241,754

                           KING PHARMACEUTICALS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                       EXCLUDING SPECIAL ITEMS - NON GAAP
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                            THREE MONTHS ENDING         THREE MONTHS ENDING
                                                                               MARCH 31, 2003              JUNE 30, 2003
                                                                          -------------------------   -------------------------
                                                                          AS ORIGINALLY      AS       AS ORIGINALLY      AS
                                                                            REPORTED      RESTATED      REPORTED      RESTATED
                                                                          -------------   ---------   -------------   ---------
Revenues:
     Net Sales                                                              $ 322,997     $ 328,165     $ 350,839     $ 342,226
     Royalty revenue                                                           15,424        15,424        16,176        16,176
                                                                            ---------     ---------     ---------     ---------
        Total revenues                                                        338,421       343,589       367,015       358,402
                                                                            ---------     ---------     ---------     ---------
Operating costs and expenses:
     Cost of revenues, exclusive of depreciation,
        amortization and impairments shown below                               75,180        75,306        90,108        89,950
                                                                            ---------     ---------     ---------     ---------
     Selling, general and administrative, exclusive of co-promotion fees       44,115        44,115        58,653        58,153
     Co-promotion fees                                                         61,700        63,702        55,241        53,479
                                                                            ---------     ---------     ---------     ---------
        Total selling, general and administrative expense                     105,815       107,817       113,894       111,632
                                                                            ---------     ---------     ---------     ---------
     Research and development                                                   9,636         9,636        11,093        11,093
     Depreciation and amortization                                             17,637        17,637        20,637        20,637
                                                                            ---------     ---------     ---------     ---------
        Total operating costs and expenses                                    208,268       210,396       235,732       233,312
                                                                            ---------     ---------     ---------     ---------
     Operating income                                                         130,153       133,193       131,283       125,090
                                                                            ---------     ---------     ---------     ---------
Other income (expense):
     Interest income                                                            2,494         2,494         2,199         2,199
     Interest expense                                                          (3,034)       (3,034)       (3,435)       (3,435)
     Other, net                                                                   (83)          (83)          (15)          (15)
                                                                            ---------     ---------     ---------     ---------
        Total other expense                                                      (623)         (623)       (1,251)       (1,251)
                                                                            ---------     ---------     ---------     ---------
Income before income taxes                                                    129,530       132,570       130,032       123,839
Income tax expense                                                             47,278        48,442        47,462        45,089
                                                                            ---------     ---------     ---------     ---------
Net income                                                                  $  82,252     $  84,128     $  82,570     $  78,750
                                                                            =========     =========     =========     =========

        Basic income per common share                                       $    0.34     $    0.35     $    0.34     $    0.33
                                                                            =========     =========     =========     =========

        Diluted income per common share                                     $    0.34     $    0.35     $    0.34     $    0.33
                                                                            =========     =========     =========     =========

        Shares used in basic income per share                                 240,777       240,777       240,954       240,954
        Shares used in diluted income per share                               241,461       241,461       241,452       241,452



                                                                             THREE MONTHS ENDING        THREE MONTHS ENDING
                                                                             SEPTEMBER 30, 2003          DECEMBER 31, 2003
                                                                          -------------------------   -------------------------
                                                                          AS ORIGINALLY      AS       AS ORIGINALLY      AS
                                                                            REPORTED      RESTATED      REPORTED      RESTATED
                                                                          -------------   ---------   -------------   ---------
Revenues:
     Net Sales                                                              $ 406,862     $ 408,538     $ 360,190     $ 345,495
     Royalty revenue                                                           16,275        16,275        20,490        20,490
                                                                            ---------     ---------     ---------     ---------
        Total revenues                                                        423,137       424,813       380,680       365,985
                                                                            ---------     ---------     ---------     ---------
Operating costs and expenses:
     Cost of revenues, exclusive of depreciation,
        amortization and impairments shown below                               89,182        89,327        90,906        90,840
                                                                            ---------     ---------     ---------     ---------
     Selling, general and administrative, exclusive of co-promotion fees       79,170        78,920        82,978        81,978
     Co-promotion fees                                                         46,109        46,741        30,301        34,577
                                                                            ---------     ---------     ---------     ---------
        Total selling, general and administrative expense                     125,279       125,661       113,279       116,555
                                                                            ---------     ---------     ---------     ---------
     Research and development                                                   8,758         8,758        14,591        14,591
     Depreciation and amortization                                             36,926        36,926        38,544        38,544
                                                                            ---------     ---------     ---------     ---------
        Total operating costs and expenses                                    260,145       260,672       257,320       260,530
                                                                            ---------     ---------     ---------     ---------
     Operating income                                                         162,992       164,141       123,360       105,455
                                                                            ---------     ---------     ---------     ---------
Other income (expense):
     Interest income                                                            1,037         1,037         1,120         1,120
     Interest expense                                                          (3,669)       (3,669)       (3,259)       (3,259)
     Other, net                                                                   (36)          (36)         (495)         (495)
                                                                            ---------     ---------     ---------     ---------
        Total other expense                                                    (2,668)       (2,668)       (2,634)       (2,634)
                                                                            ---------     ---------     ---------     ---------
Income before income taxes                                                    160,324       161,473       120,726       102,821
Income tax expense                                                             58,581        59,021        41,903        35,046
                                                                            ---------     ---------     ---------     ---------
Net income                                                                  $ 101,743     $ 102,452     $  78,823     $  67,775
                                                                            =========     =========     =========     =========

        Basic income per common share                                       $    0.42     $    0.42     $    0.33     $    0.28
                                                                            =========     =========     =========     =========

        Diluted income per common share                                     $    0.42     $    0.42     $    0.33     $    0.28
                                                                            =========     =========     =========     =========

        Shares used in basic income per share                                 241,066       241,066       241,154       241,154
        Shares used in diluted income per share                               241,583       241,583       241,608       241,608



        Quarterly amounts may not total to the annual amounts due to the effect of rounding on a quarterly basis.

                           KING PHARMACEUTICALS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                       EXCLUDING SPECIAL ITEMS - NON GAAP
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                               THREE MONTHS ENDING        THREE MONTHS ENDING
                                                                                  MARCH 31, 2004             JUNE 30, 2004
                                                                            -------------------------   -------------------------
                                                                            AS ORIGINALLY     AS        AS ORIGINALLY      AS
                                                                              REPORTED      RESTATED      REPORTED      RESTATED
                                                                            -------------   ---------   -------------   ---------
Revenues:
       Net Sales                                                              $ 273,887     $ 274,693     $ 254,021     $ 254,492
       Royalty revenue                                                           16,757        16,757        21,119        21,119
                                                                              ---------     ---------     ---------     ---------
             Total revenues                                                     290,644       291,450       275,140       275,611
                                                                              ---------     ---------     ---------     ---------
Operating costs and expenses:
       Cost of revenues, exclusive of depreciation, amortization and
          impairments shown below                                                83,538        83,365        80,825        80,538
                                                                              ---------     ---------     ---------     ---------
       Selling, general and administrative, exclusive of co-promotion fees       80,910        81,910        99,132        99,132
       Co-promotion fees                                                         27,504        23,544        20,823        19,402
                                                                              ---------     ---------     ---------     ---------
             Total selling, general and administrative expense                  108,414       105,454       119,955       118,534
                                                                              ---------     ---------     ---------     ---------
       Research and development                                                  16,023        16,023        17,478        17,478
       Depreciation and amortization                                             39,318        39,318        38,466        38,466
                                                                              ---------     ---------     ---------     ---------
             Total operating costs and expenses                                 247,293       244,160       256,724       255,016
                                                                              ---------     ---------     ---------     ---------
       Operating income                                                          43,351        47,290        18,416        20,595
                                                                              ---------     ---------     ---------     ---------
Other income (expense):
       Interest income                                                            1,054         1,054         1,081         1,081
       Interest expense                                                          (3,105)       (3,105)       (3,266)       (3,266)
       Other, net                                                                  (703)         (703)        1,168         1,168
                                                                              ---------     ---------     ---------     ---------
             Total other expense                                                 (2,754)       (2,754)       (1,017)       (1,017)
                                                                              ---------     ---------     ---------     ---------
Income before income taxes                                                       40,597        44,536        17,399        19,578
Income tax expense                                                               14,657        16,165         5,932         6,766
                                                                              ---------     ---------     ---------     ---------
Net income                                                                    $  25,940     $  28,371     $  11,467     $  12,812
                                                                              =========     =========     =========     =========

             Basic income per common share                                    $    0.11     $    0.12     $    0.05     $    0.05
                                                                              =========     =========     =========     =========

             Diluted income per common share                                  $    0.11     $    0.12     $    0.05     $    0.05
                                                                              =========     =========     =========     =========

             Shares used in basic income per share                              241,300       241,300       241,383       241,383
             Shares used in diluted income per share                            241,745       241,745       241,745       241,745



             Quarterly amounts may not total to the annual amounts due to the effect of rounding on a quarterly basis.

KING PHARMACEUTICALS, INC.
RECONCILIATION OF NON-GAAP MEASURES
(IN THOUSANDS, EXCEPT SHARE DATA)
(UNAUDITED)

THE FOLLOWING TABLES RECONCILE NON-GAAP MEASURES TO AMOUNTS REPORTED UNDER GAAP:


                                                                                      TWELVE MONTHS ENDING DECEMBER 31, 2002
                                                                                  ------------------------------------------------
                                                                                  AS ORIGINALLY REPORTED          AS RESTATED
                                                                                  ----------------------     ---------------------
                                                                                                 EPS                         EPS
                                                                                                ------                      ------
Net income, excluding special items                                               $ 286,946                  $ 288,973
Diluted income per common share, excluding special items                                        $ 1.17                      $ 1.18
SPECIAL ITEMS:
       Excess purchase commitment (cost of goods sold)                              (49,877)     (0.20)        (49,877)      (0.20)
       Writeoff of acquisition related inventory step-up/recall
          (cost of goods sold)                                                       (3,033)     (0.01)         (3,033)      (0.01)
       Inventory contributions/write off (cost of goods sold)                       (15,152)     (0.06)        (15,152)      (0.06)
       Special legal and professional fees (selling, general,
          and administrative)                                                            --         --              --          --
       Legal settlement fees (selling, general, and administrative)                      --         --              --          --
       In-process research and development (other operating costs and expenses)     (12,000)     (0.05)        (12,000)      (0.05)
       Intangible asset impairment (other operating costs and expenses)             (66,844)     (0.27)        (66,844)      (0.27)
       Merger and restructuring charges (other operating costs and expenses)         (5,911)     (0.03)         (5,911)      (0.03)
       Special gains on disposition (other operating costs and expenses)                 --         --              --          --
       Valuation charge - convertible notes receivable (other expenses)             (35,629)     (0.15)        (35,629)      (0.15)
       Income (loss) from discountinued operations                                   22,443       0.09          18,965        0.08
       Income tax benefit                                                            61,577       0.25          62,909        0.25
                                                                                  ---------                  ---------
Net income                                                                        $ 182,520                  $ 182,401
                                                                                  =========                  =========
                                                                                                ------                      ------
Diluted income per common share, as reported under GAAP                                         $ 0.74                      $ 0.74
                                                                                                ======                      ======

                                                                                     TWELVE MONTHS ENDING DECEMBER 31, 2003
                                                                                  -----------------------------------------------
                                                                                   AS ORIGINALLY REPORTED         AS RESTATED
                                                                                  -----------------------     -------------------
                                                                                                    EPS                     EPS
                                                                                                   ------                  ------
Net income, excluding special items                                               $345,387                    $333,104
Diluted income per common share, excluding special items                                           $ 1.43                  $ 1.38
SPECIAL ITEMS:
       Excess purchase commitment (cost of goods sold)                             (29,959)         (0.12)     (33,959)     (0.14)
       Writeoff of acquisition related inventory step-up/recall
          (cost of goods sold)                                                      (6,459)         (0.03)      (6,459)     (0.03)
       Inventory contributions/write off (cost of goods sold)                           --             --           --         --
       Special legal and professional fees (selling, general,
          and administrative)                                                      (25,986)         (0.11)     (25,986)     (0.11)
       Legal settlement fees (selling, general, and administrative)                 (2,931)         (0.01)      (2,931)     (0.01)
       In-process research and development (other operating costs and expenses)   (194,000)         (0.80)    (194,000)     (0.80)
       Intangible asset impairment (other operating costs and expenses)           (124,616)         (0.52)    (124,616)     (0.52)
       Merger and restructuring charges (other operating costs and expenses)            --             --           --         --
       Special gains on disposition (other operating costs and expenses)            12,025           0.05       12,025       0.05
       Valuation charge - convertible notes receivable (other expenses)             18,151           0.08       18,551       0.08
       Income (loss) from discountinued operations                                  (9,747)         (0.04)      (8,771)     (0.04)
       Income tax benefit                                                          123,991           0.51      124,996       0.52
                                                                                  --------                    --------
Net income                                                                        $105,856                    $ 91,954
                                                                                  ========                    ========
                                                                                                   ------                  ------
Diluted income per common share, as reported under GAAP                                            $ 0.44                  $ 0.38
                                                                                                   ======                  ======





                                                                                      SIX MONTHS ENDING JUNE 30, 2004
                                                                             ---------------------------------------------------

                                                                             AS ORIGINALLY REPORTED             AS RESTATED
                                                                             ----------------------      -----------------------
                                                                                              EPS                           EPS
                                                                                            ------                        ------
Net income, excluding special items                                           $ 37,407                   $ 41,183
Diluted income per common share, excluding special items                                    $ 0.15                        $ 0.17
SPECIAL ITEMS:
       Excess purchase commitment (cost of goods sold)                          (4,176)      (0.02)          (176)            --
       Writeoff of acquisition related inventory step-up/recall
          (cost of goods sold)                                                  (4,586)      (0.02)        (4,586)         (0.02)
       Special legal and professional fees (selling, general,
          and administrative)                                                  (10,685)      (0.04)       (10,685)         (0.04)
       Medicaid related charge (other operating costs and expenses)            (65,000)      (0.27)       (65,000)         (0.27)
       Merger related costs (other operating costs and expenses)                (3,126)      (0.01)        (3,126)         (0.01)
       Intangible asset impairment (other operating costs and expenses)        (34,936)      (0.14)       (34,936)         (0.14)
       Restructuring charges (other operating costs and expenses)               (6,153)      (0.03)        (6,153)         (0.03)
       Special gains on disposition (other operating costs and expenses)         4,279        0.02          4,279           0.02
       Valuation charge - convertible notes receivable (other expenses)         (2,487)      (0.01)        (2,887)         (0.01)
       Loss from discountinued operations                                     (167,910)      (0.69)      (165,314)         (0.69)
       Income tax benefit                                                       82,774        0.34         80,401           0.33
                                                                             ---------                  ---------
Net loss                                                                     $(174,599)                 $(167,000)
                                                                             =========                  =========
                                                                                            ------                       -------
Diluted loss per common share, as reported under GAAP                                       $(0.72)                      $ (0.69)
                                                                                            ======                       =======

KING PHARMACEUTICALS, INC.
RECONCILIATION OF NON-GAAP MEASURES
(IN THOUSANDS, EXCEPT SHARE DATA)
(UNAUDITED)

THE FOLLOWING TABLES RECONCILE NON-GAAP MEASURES TO AMOUNTS REPORTED UNDER GAAP:

                                                                                      THREE MONTHS ENDING MARCH 31, 2003
                                                                                -------------------------------------------------
                                                                                AS ORIGINALLY REPORTED          AS RESTATED
                                                                                ----------------------     ----------------------
                                                                                               EPS                          EPS
                                                                                               ---                          ---
Net income, excluding special items                                             $ 82,252                   $ 84,128
Diluted income per common share, excluding special items                                      $ 0.34                       $ 0.35
SPECIAL ITEMS:
     Writeoff of acquisition related inventory step-up/recall
        (cost of goods sold)                                                      (4,261)      (0.02)        (4,261)        (0.02)
     Special legal and professional fees (selling, general, and administrative)       --          --             --            --
     In-process research and development (other operating costs and expenses)    (18,000)      (0.07)       (18,000)        (0.07)
     Intangible asset impairment (other operating costs and expenses)           (110,970)      (0.46)      (110,970)        (0.46)
     Valuation charge - convertible notes receivable (other expenses)              7,967        0.03          7,967          0.03
     (Loss) income from discountinued operations                                  (4,382)      (0.02)        (3,638)        (0.02)
     Income tax benefit                                                           40,201        0.17         39,916          0.17
                                                                                --------                   --------
Net loss                                                                        $ (7,193)                  $ (4,858)
                                                                                ========                   ========
                                                                                              ------                       -------
Diluted loss per common share, as reported under GAAP                                         $(0.03)                      $ (0.02)
                                                                                              ======                       =======


                                                                                         THREE MONTHS ENDING JUNE 30, 2003
                                                                                ----------------------------------------------------
                                                                                AS ORIGINALLY REPORTED            AS RESTATED
                                                                                ----------------------       -----------------------
                                                                                                 EPS                         EPS
                                                                                                 ---                         ---
Net income, excluding special items                                             $  82,570                    $  78,750
Diluted income per common share, excluding special items                                        $ 0.34                      $ 0.33
SPECIAL ITEMS:
     Writeoff of acquisition related inventory step-up/recall
        (cost of goods sold)                                                       (1,536)       (0.01)         (1,536)      (0.01)
     Special legal and professional fees (selling, general, and administrative)   (14,296)       (0.06)        (14,296)      (0.06)
     In-process research and development (other operating costs and expenses)    (175,000)       (0.72)       (175,000)      (0.72)
     Intangible asset impairment (other operating costs and expenses)                  --           --              --          --
     Valuation charge - convertible notes receivable (other expenses)               7,647         0.03           7,647        0.03
     (Loss) income from discountinued operations                                    2,338         0.01           2,286        0.01
     Income tax benefit                                                            63,262         0.26          63,282        0.26
                                                                                ---------                    ---------
Net loss                                                                        $ (35,015)                   $ (38,867)
                                                                                =========                    =========
                                                                                                ------                      -------
Diluted loss per common share, as reported under GAAP                                           $(0.15)                     $ (0.16)
                                                                                                ======                      =======










                                                                                       THREE MONTHS ENDING SEPTEMBER 30, 2003
                                                                                  --------------------------------------------------
                                                                                  AS ORIGINALLY REPORTED           AS RESTATED
                                                                                  -----------------------     ----------------------
                                                                                                   EPS                        EPS
                                                                                                   ---                        ---
Net income, excluding special items                                               $ 101,743                   $ 102,452
Diluted income per common share, excluding special items                                          $ 0.42                     $ 0.42
SPECIAL ITEMS:
     Excess purchase commitment (cost of goods sold)                                     --           --             --          --
     Writeoff of acquisition related inventory step-up/recall
        (cost of goods sold)                                                           (663)       (0.00)          (663)      (0.00)
     Special legal and professional fees (selling, general, and administrative)      (7,912)       (0.03)        (7,912)      (0.03)
     Legal settlement fees (selling, general, and administrative)                        --           --             --          --
     In-process research and development (other operating costs and expenses)            --           --             --          --
     Intangible asset impairment (other operating costs and expenses)                    --           --             --          --
     Special gains on disposition (other operating costs and expenses)               10,312         0.04         10,312        0.04
     Valuation charge - convertible notes receivable (other expenses)                 9,338         0.04          9,338        0.04
     Loss from discountinued operations                                              (4,323)       (0.02)        (5,021)      (0.02)
     Income tax (expense) benefit                                                    (2,408)       (0.01)        (2,141)      (0.01)
                                                                                  ---------                   ---------
Net income                                                                        $ 106,087                   $ 106,365
                                                                                  =========                   =========
                                                                                                  ------                     ------
Diluted income per common share, as reported under GAAP                                           $ 0.44                     $ 0.44
                                                                                                  ======                     ======


                                                                                      THREE MONTHS ENDING DECEMBER 31, 2003
                                                                                 -------------------------------------------------
                                                                                 AS ORIGINALLY REPORTED           AS RESTATED
                                                                                 ----------------------      ---------------------
                                                                                                EPS                           EPS
                                                                                                ---                           ---
Net income, excluding special items                                              $ 78,823                    $ 67,775
Diluted income per common share, excluding special items                                      $ 0.33                        $ 0.28
SPECIAL ITEMS:
     Excess purchase commitment (cost of goods sold)                              (29,959)     (0.12)         (33,959)       (0.14)
     Writeoff of acquisition related inventory step-up/recall
        (cost of goods sold)                                                           --         --               --           --
     Special legal and professional fees (selling, general, and administrative)    (3,778)     (0.03)          (3,778)       (0.03)
     Legal settlement fees (selling, general, and administrative)                  (2,931)     (0.01)          (2,931)       (0.01)
     In-process research and development (other operating costs and expenses)      (1,000)     (0.00)          (1,000)       (0.00)
     Intangible asset impairment (other operating costs and expenses)             (13,646)     (0.06)         (13,646)       (0.06)
     Special gains on disposition (other operating costs and expenses)              1,713       0.01            1,713         0.01
     Valuation charge - convertible notes receivable (other expenses)              (6,801)     (0.03)          (6,401)       (0.02)
     Loss from discountinued operations                                            (3,381)     (0.01)          (2,399)       (0.01)
     Income tax (expense) benefit                                                  22,937       0.09           23,940         0.10
                                                                                 --------                    --------
Net income                                                                       $ 41,977                    $ 29,314
                                                                                 ========                    ========
                                                                                               ------                        ------
Diluted income per common share, as reported under GAAP                                        $ 0.17                        $ 0.12
                                                                                               ======                        ======

KING PHARMACEUTICALS, INC.
RECONCILIATION OF NON-GAAP MEASURES
(IN THOUSANDS, EXCEPT SHARE DATA)
(UNAUDITED)

THE FOLLOWING TABLES RECONCILE NON-GAAP MEASURES TO AMOUNTS REPORTED UNDER GAAP:



                                                                                     THREE MONTHS ENDING MARCH 31, 2004
                                                                                 -------------------------------------------------
                                                                                 AS ORIGINALLY REPORTED           AS RESTATED
                                                                                 -------------------------    --------------------
                                                                                                   EPS                         EPS
                                                                                                   ---                         ---
Net income, excluding special items                                              $  25,940                   $  28,371
Diluted income per common share, excluding special items                                         $ 0.11                     $  0.12
SPECIAL ITEMS:
       Excess purchase commitment (cost of goods sold)                              (4,176)       (0.02)          (176)       (0.00)
       Writeoff of acquisition related inventory step-up/recall
          (cost of goods sold)                                                          --           --             --           --
       Special legal and professional fees (selling, general,
           and administrative)                                                      (5,692)       (0.02)        (5,692)       (0.02)
       Medicaid related charge (other operating costs and expenses)                     --           --             --           --
       Merger related costs (other operating costs and expenses)                        --           --             --           --
       Intangible asset impairment (other operating costs and expenses)            (34,936)       (0.14)       (34,936)       (0.14)
       Restructuring charges (other operating costs and expenses)                       --           --             --           --
       Special gains on disposition (other operating costs and expenses)               858         0.00            858         0.00
       Valuation charge - convertible notes receivable (other expenses)                (49)       (0.00)          (449)       (0.00)
       (Loss) income from discountinued operations                                (171,242)       (0.71)      (167,462)       (0.70)
       Income tax benefit                                                           78,237         0.32         75,410         0.31
                                                                                 ---------                   ---------
Net loss                                                                         $(111,060)                  $(104,076)
                                                                                 =========                   =========
                                                                                                 ------                     -------
Diluted loss per common share, as reported under GAAP                                            $(0.46)                    $ (0.43)
                                                                                                 ======                     =======




                                                                                       THREE MONTHS ENDING JUNE 30, 2004
                                                                                 ------------------------------------------------
                                                                                 AS ORIGINALLY REPORTED          AS RESTATED
                                                                                 ----------------------      --------------------
                                                                                                  EPS                       EPS
                                                                                                  ---                       ---
Net income, excluding special items                                              $ 11,467                    $ 12,812
Diluted income per common share, excluding special items                                        $ 0.05                    $ 0.05
SPECIAL ITEMS:
       Excess purchase commitment (cost of goods sold)                                 --           --             --         --
       Writeoff of acquisition related inventory step-up/recall
          (cost of goods sold)                                                     (4,586)       (0.02)        (4,586)     (0.02)
       Special legal and professional fees (selling, general,
           and administrative)                                                     (4,993)       (0.02)        (4,993)     (0.02)
       Medicaid related charge (other operating costs and expenses)               (65,000)       (0.27)       (65,000)     (0.27)
       Merger related costs (other operating costs and expenses)                   (3,126)       (0.01)        (3,126)     (0.01)
       Intangible asset impairment (other operating costs and expenses)                --           --             --         --
       Restructuring charges (other operating costs and expenses)                  (6,153)       (0.03)        (6,153)     (0.03)
       Special gains on disposition (other operating costs and expenses)            3,421         0.02          3,421       0.02
       Valuation charge - convertible notes receivable (other expenses)            (2,438)       (0.01)        (2,438)     (0.01)
       (Loss) income from discountinued operations                                  3,332         0.01          2,148       0.01
       Income tax benefit                                                           4,537         0.02          4,991       0.02
                                                                                ---------                    --------
Net loss                                                                        $ (63,539)                   $(62,924)
                                                                                =========                    ========
                                                                                                -------                   -------
Diluted loss per common share, as reported under GAAP                                           $ (0.26)                  $ (0.26)
                                                                                                =======                   =======

                           KING PHARMACEUTICALS, INC.
                           CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)
                                   (UNAUDITED)

                                                     DECEMBER 31, 2002           DECEMBER 31, 2003            JUNE 30, 2004
                                                --------------------------   -------------------------  --------------------------
                                                AS ORIGINALLY      AS        AS ORIGINALLY     AS       AS ORIGINALLY      AS
                                                   REPORTED      RESTATED      REPORTED      RESTATED      REPORTED      RESTATED
                                                -------------   ----------   -------------  ----------  -------------   ----------
ASSETS
Current Assets:
  Cash and cash equivalents                       $  588,225    $  588,225    $  146,053    $  146,053    $  106,807    $  106,807
  Restricted Cash                                         --            --       133,969       133,969       129,738       129,738
  Marketable Securities                              227,263       227,263            --            --            --            --
  Accounts Receivable, net                           159,987       159,987       246,417       246,417       255,697       255,697
  Inventories                                        162,606       162,606       260,886       260,886       236,855       236,855
  Deferred income tax assets                         106,168       122,919       124,930       148,479       179,283       197,962
  Prepaid expenses and other current assets           12,906        12,906        30,036        30,036        64,534        64,534
  Assets related to discontinued operations            4,547         4,547         4,012         4,012         1,031         1,031
                                                  ----------    ----------    ----------    ----------    ----------    ----------
    Total current assets                           1,261,702     1,278,453       946,303       969,852       973,945       992,624
Property, plant and equipment, net                   217,114       217,114       257,659       257,659       273,468       273,468
Goodwill                                              12,742        12,742       121,355       121,355       134,892       134,892
Intangible assets, net                             1,011,240     1,011,240     1,552,492     1,552,492     1,447,109     1,447,109
Other assets                                          39,531        39,531        76,117        76,517        45,926        45,926
Deferred income tax assets                                --            --        19,307        19,154        57,585        57,585
Assets related to discontinued operations            208,331       208,331       204,501       204,501        30,469        30,469
                                                  ----------    ----------    ----------    ----------    ----------    ----------
    Total assets                                  $2,750,660    $2,767,411    $3,177,734    $3,201,530    $2,963,394    $2,982,073
                                                  ==========    ==========    ==========    ==========    ==========    ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts Payable                                $   49,889    $   49,209    $   83,078    $   81,648    $   61,125    $   59,695
  Accrued expenses                                   297,528       336,760       506,033       566,704       580,155       630,356
  Income taxes payable                                21,247        21,247        79,641        79,641        26,182        26,182
  Current portion of long term debt                    1,300         1,300            97            97            --            --
                                                  ----------    ----------    ----------    ----------    ----------    ----------
    Total current liabilities                        369,964       408,516       668,849       728,090       667,462       716,233
Long-term debt                                       345,093       345,093       345,000       345,000       345,000       345,000
Deferred income tax liabilities                       33,596        35,582            --            --            --            --
Other liabilities                                     70,824        70,824       121,705       123,949        81,032        81,032
                                                  ----------    ----------    ----------    ----------    ----------    ----------
    Total liabilities                                819,477       860,015     1,135,554     1,197,039     1,093,494     1,142,265
                                                  ----------    ----------    ----------    ----------    ----------    ----------

Commitments and contingencies
Shareholders' equity:
  Preferred stock                                         --            --            --            --            --            --
  Common stock                                     1,201,897     1,201,897     1,205,970     1,205,970     1,208,294     1,208,294
  Retained earnings                                  729,241       705,454       835,097       797,408       660,498       630,406
  Accumulated other comprehensive income                  45            45         1,113         1,113         1,108         1,108
                                                  ----------    ----------    ----------    ----------    ----------    ----------
    Total shareholders' equity                     1,931,183     1,907,396     2,042,180     2,004,491     1,869,900     1,839,808
                                                  ----------    ----------    ----------    ----------    ----------    ----------
    Total liabilities and shareholders' equity    $2,750,660    $2,767,411    $3,177,734    $3,201,530    $2,963,394    $2,982,073
                                                  ==========    ==========    ==========    ==========    ==========    ==========

                           KING PHARMACEUTICALS, INC.
                    SUMMARY OF IMMATERIAL ERRORS NOT RECORDED
                FOR THE YEARS ENDED 2001, 2000 AND 1999 AND PRIOR
                                 (IN THOUSANDS)
                                   (UNAUDITED)

The Company's financial statements for 2001, 2000, 1999 and prior have not been restated since the effect of the returns, medicaid errors, and other immaterial errors were not material. Summarized below are the immaterial errors not recorded.

                                                                   YEARS ENDED
                                                     DECEMBER       DECEMBER          DECEMBER
                                                  1999 AND PRIOR      2000               2001
NET SALES
        As reported                                   n/a           $ 560,282         $ 802,380
                                                    -------         ---------         ---------
        Immaterial returns reserve errors           $  (686)        $  (5,048)        $  (9,785)
        Immaterial medicaid errors                  $(8,942)        $  (5,641)        $  (7,071)
        Other immaterial errors                     $    --         $      --         $      --

OPERATING INCOME (LOSS)
        As reported                                   n/a           $ 171,823         $ 351,379
                                                    -------         ---------         ---------
        Immaterial returns reserve errors           $  (681)        $  (4,987)        $ (10,625)
        Immaterial medicaid errors                  $(8,828)        $  (5,512)        $  (6,964)
        Other immaterial errors                     $    --         $   2,826         $  (2,576)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS
        As reported                                   n/a           $  65,803         $ 209,251
                                                    -------         ---------         ---------
        Immaterial returns reserve errors           $  (420)        $  (3,077)        $  (6,556)
        Immaterial medicaid errors                  $(5,446)        $  (3,401)        $  (4,297)
        Other immaterial errors                     $    --         $   1,693         $  (1,538)

NET INCOME (LOSS)
        As reported                                   n/a           $  64,509         $ 217,936
                                                    -------         ---------         ---------
        Immaterial returns reserve errors           $  (420)        $  (3,235)        $  (6,740)
        Immaterial medicaid errors                  $(5,446)        $  (3,544)        $  (4,437)
        Other immaterial errors                     $    --         $   1,693         $  (1,538)

DILUTED EARNINGS (LOSS) PER SHARE
        As reported                                   n/a           $    0.29         $    0.93
                                                    -------         ---------         ---------
        Immaterial returns reserve errors               n/a         $   (0.02)        $   (0.03)
        Immaterial medicaid errors                      n/a         $   (0.02)        $   (0.02)
        Other immaterial errors                         n/a         $    0.01         $   (0.01)

                           KING PHARMACEUTICALS, INC.
  RECONCILIATION OF AMOUNTS "ORIGINALLY REPORTED" TO THE AMOUNTS "AS RESTATED" FOR THE YEARS ENDED DECEMBER 31, 2002, 2003 AND SIX MONTHS ENDED JUNE 30, 2004
                                 (IN THOUSANDS)
                                   (UNAUDITED)

The table below sets forth the impact of the adjustments for each of the years 2002 and 2003 and the first six months of 2004 on net sales, operating income, net income from continuing operations, net income and diluted income per common share

                                                      YEAR ENDED            YEAR ENDED       SIX MONTHS ENDED
                                                   DECEMBER 31, 2002    DECEMBER 31, 2003      JUNE 30, 2004
                                                   -----------------    -----------------    ----------------
NET SALES
        As originally reported                        $ 1,030,119           $ 1,440,888           $ 527,909
                                                      -----------           -----------           ---------
             Returns reserve                          $   (12,851)          $   (17,401)          $   8,195
             Immaterial medicaid errors               $    21,654           $        --           $      --
             Other immaterial items                   $    (9,273)          $       937           $  (6,918)
                                                      -----------           -----------           ---------
        As restated                                   $ 1,029,649           $ 1,424,424           $ 529,186
                                                      ===========           ===========           =========
OPERATING INCOME (LOSS)
        As originally reported                        $   271,757           $   175,861           $ (62,616)
                                                      -----------           -----------           ---------
             Returns reserve                          $   (12,224)          $   (19,905)          $  11,366
             Immaterial medicaid errors               $    21,304           $        --           $      --
             Other immaterial items                   $    (5,794)          $    (4,004)          $  (1,248)
                                                      -----------           -----------           ---------
        As restated                                   $   275,043           $   151,952           $ (52,498)
                                                      ===========           ===========           =========
NET INCOME (LOSS) FROM CONTINUING OPERATIONS
        As originally reported                        $   168,446           $   111,947           $ (67,978)
                                                      -----------           -----------           ---------
             Returns reserve                          $    (7,543)          $   (12,281)          $   7,014
             Immaterial medicaid errors               $    13,145           $        --           $      --
             Other immaterial items                   $    (3,575)          $    (2,223)          $  (1,017)
                                                      -----------           -----------           ---------
        As restated                                   $   170,473           $    97,443           $ (61,981)
                                                      ===========           ===========           =========
NET INCOME (LOSS)
        As originally reported                        $   182,520           $   105,856           $(174,599)
                                                      -----------           -----------           ---------
             Returns reserve                          $    (9,070)          $   (12,536)          $   8,915
             Immaterial medicaid errors               $    13,428           $        --           $      --
             Other immaterial items                   $    (4,477)          $    (1,366)          $  (1,316)
                                                      -----------           -----------           ---------
        As restated                                   $   182,401           $    91,954           $(167,000)
                                                      ===========           ===========           =========
DILUTED EARNINGS (LOSS) PER SHARE
        As originally reported                        $      0.74           $      0.44           $   (0.72)
                                                      -----------           -----------           ---------
             Returns reserve                          $     (0.03)          $     (0.05)          $    0.03
             Immaterial medicaid errors               $      0.05           $        --           $      --
             Other immaterial items                   $     (0.02)          $     (0.01)          $      --
                                                      -----------           -----------           ---------
        As restated                                   $      0.74           $      0.38           $   (0.69)
                                                      ===========           ===========           =========